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                                                                     EXHIBIT 3.2





                                     BY-LAWS
                                       OF
                             SPACELABS MEDICAL, INC.




                              AMENDED AND RESTATED
                             AS OF JANUARY 31, 2002




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                                    CONTENTS

SECTION 1.   OFFICES.........................................................................4
SECTION 2.   STOCKHOLDERS....................................................................4
  2.1   ANNUAL MEETING.......................................................................4
  2.2   SPECIAL MEETINGS.....................................................................4
  2.3   PLACE OF MEETING.....................................................................4
  2.4   NOTICE OF MEETING....................................................................4
  2.5   BUSINESS FOR STOCKHOLDER'S MEETINGS..................................................5
    2.5.1  BUSINESS AT ANNUAL MEETINGS.......................................................5
    2.5.2  BUSINESS AT SPECIAL MEETINGS......................................................6
    2.5.3  NOTICE TO CORPORATION.............................................................6
  2.6   WAIVER OF NOTICE.....................................................................6
    2.6.1  WAIVER IN WRITING.................................................................6
    2.6.2  WAIVER BY ATTENDANCE..............................................................6
  2.7   FIXING OF RECORD DATE FOR DETERMINING STOCKHOLDERS...................................7
    2.7.1  MEETINGS..........................................................................7
    2.7.2  CONSENT TO CORPORATE ACTION WITHOUT A MEETING.....................................7
    2.7.3  DIVIDENDS, DISTRIBUTIONS AND OTHER RIGHTS.........................................7
  2.8   VOTING LIST..........................................................................8
  2.9   QUORUM...............................................................................8
  2.10   MANNER OF ACTING....................................................................8
  2.11   PROXIES.............................................................................8
    2.11.1   APPOINTMENT.....................................................................8
    2.11.2   DELIVERY TO CORPORATION; DURATION...............................................9
  2.12   VOTING OF SHARES....................................................................9
  2.13   VOTING FOR DIRECTORS................................................................9
  2.14   ACTION BY STOCKHOLDERS WITHOUT A MEETING............................................9
  2.15   INSPECTORS OF ELECTION.............................................................10
    2.15.1   APPOINTMENT....................................................................10
    2.15.2   DUTIES.........................................................................10
SECTION 3.   BOARD OF DIRECTORS.............................................................11
  3.1   GENERAL POWERS......................................................................11
  3.2   NUMBER, TENURE AND QUALIFICATIONS...................................................11
    3.2.1  NUMBER...........................................................................11
    3.2.2  TENURE...........................................................................11
    3.2.3  QUALIFICATIONS...................................................................11
  3.3   NOMINATION AND ELECTION.............................................................11
    3.3.1  NOMINATION.......................................................................11
    3.3.2  ELECTION.........................................................................12
  3.4   ANNUAL AND REGULAR MEETINGS.........................................................13
  3.5   SPECIAL MEETINGS....................................................................13
  3.6   MEETINGS BY TELEPHONE...............................................................13
  3.7   NOTICE OF SPECIAL MEETINGS..........................................................13
    3.7.1  PERSONAL DELIVERY................................................................13
    3.7.2  DELIVERY BY MAIL.................................................................13
    3.7.3  DELIVERY BY PRIVATE CARRIER......................................................13
    3.7.4  FACSIMILE NOTICE.................................................................14
    3.7.5  DELIVERY BY TELEGRAPH............................................................14
    3.7.6  ORAL NOTICE......................................................................14
  3.8   WAIVER OF NOTICE....................................................................14
    3.8.1  IN WRITING.......................................................................14
    3.8.2  BY ATTENDANCE....................................................................14


  3.9   QUORUM..............................................................................14
  3.10   MANNER OF ACTING...................................................................15
  3.11   PRESUMPTION OF ASSENT..............................................................15
  3.12   ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING....................................15
  3.13   RESIGNATION........................................................................15
  3.14   REMOVAL............................................................................15
  3.15   VACANCIES..........................................................................15
  3.16   EXECUTIVE AND OTHER COMMITTEES.....................................................16
    3.16.1   CREATION AND AUTHORITY OF COMMITTEES...........................................16
    3.16.2   MINUTES OF MEETINGS............................................................16
    3.16.3   QUORUM AND MANNER OF ACTING....................................................16
    3.16.4   RESIGNATION....................................................................17
    3.16.5   REMOVAL........................................................................17
    3.16.6   AUDIT COMMITTEE................................................................17
    3.16.7   COMPENSATION COMMITTEE.........................................................17
  3.17   COMPENSATION.......................................................................17
SECTION 4.   OFFICERS.......................................................................18
  4.1   NUMBER..............................................................................18
  4.2   ELECTION AND TERM OF OFFICE.........................................................18
  4.3   RESIGNATION.........................................................................18
  4.4   REMOVAL.............................................................................18
  4.5   VACANCIES...........................................................................18
  4.6   CHAIRMAN OF THE BOARD...............................................................19
  4.7   PRESIDENT...........................................................................19
  4.8   VICE PRESIDENT......................................................................19
  4.9   SECRETARY...........................................................................19
  4.10   TREASURER..........................................................................19
SECTION 5.   CONTRACTS, LOANS, CHECKS AND DEPOSITS..........................................20
  5.1   CONTRACTS...........................................................................20
  5.2   LOANS TO THE CORPORATION............................................................20
  5.3   CHECKS, DRAFTS, ETC.................................................................20
  5.4   DEPOSITS............................................................................20
SECTION 6.   CERTIFICATES FOR SHARES AND THEIR TRANSFER.....................................20
  6.1   ISSUANCE OF SHARES..................................................................20
  6.2   CERTIFICATES FOR SHARES.............................................................20
  6.3   STOCK RECORDS.......................................................................21
  6.4   TRANSFER OF SHARES..................................................................21
  6.5   LOST OR DESTROYED CERTIFICATES......................................................21
SECTION 7.   BOOKS AND RECORDS..............................................................21
SECTION 8.   ACCOUNTING YEAR................................................................21
SECTION 9.   SEAL...........................................................................22
SECTION 10.    INDEMNIFICATION..............................................................22
  10.1   RIGHT TO INDEMNIFICATION...........................................................22
  10.2   INSURANCE, CONTRACTS AND FUNDING...................................................22
  10.3   INDEMNIFICATION; NOT EXCLUSIVE RIGHT...............................................22
  10.4   ADVANCEMENT OF EXPENSES; PROCEDURES; PRESUMPTIONS AND EFFECT OF CERTAIN
         PROCEEDINGS; REMEDIES .............................................................23
  10.5   INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION.........................25
  10.6   PERSONS SERVING OTHER ENTITIES.....................................................25
  10.7   DEFINITIONS........................................................................26
  10.8   SEVERABILITY.......................................................................26
SECTION 11.    AMENDMENTS...................................................................27



                                     BY-LAWS
                                       OF
                             SPACELABS MEDICAL, INC.


SECTION 1. OFFICES

The principal office of the corporation shall be located at its principal place of business or such other place as the Board of Directors (the "Board") may designate. The corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the corporation may require from time to time.

SECTION 2. STOCKHOLDERS

        2.1 ANNUAL MEETING

        The annual meeting of the stockholders shall be held the first Tuesday in May in each year at the principal office of the corporation or such other place designated by the Board for the purpose of electing Directors and transacting such other business as may properly come before the meeting. If the day fixed for the annual meeting is a legal holiday at the place of the meeting, the meeting shall be held on the next succeeding business day. If the annual meeting is not held on the date designated therefor, the Board shall cause the meeting to be held as soon thereafter or before such date as may be convenient.

        2.2 SPECIAL MEETINGS

        The Chairman of the Board, the President, the Board or the holders of not less than two-thirds of all the outstanding shares of the corporation entitled to vote at the meeting may call special meetings of the stockholders for any purpose.

        2.3 PLACE OF MEETING

        All meetings of stockholders shall be held at the principal office of the corporation or at such other place within or without the State of Delaware designated by the Board, by any persons entitled to call a meeting hereunder or in a waiver of notice signed by all of the stockholders entitled to notice of the meeting.

        2.4 NOTICE OF MEETING

        The Chairman of the Board, the President, the Secretary, the Board, or stockholders calling an annual or special meeting of stockholders as provided for herein, shall cause to be delivered to each stockholder entitled to notice of or to vote at the meeting either personally or by mail, not less than ten nor more than sixty days before the meeting, written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. At any time, upon written request of the holders of not less than the number of outstanding shares of the corporation specified in subsection 2.2 hereof and entitled to vote at the meeting, it shall be the duty of the Secretary to give notice of a special meeting of stockholders to be held on such date and at such place and hour as the Secretary may fix, not less than thirty nor more than sixty days after receipt of said request, and if the Secretary shall neglect or refuse to issue such notice, the person making the request may do so and may fix the date for such meeting. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given. If such notice is mailed, it shall be deemed delivered when deposited in the official government mail properly addressed to the stockholder at such stockholder's address as it appears on the stock transfer books of the corporation with postage prepaid. If the notice is telegraphed, it shall be deemed delivered when the content of the telegram is delivered to the telegraph company. Notice given in any other manner shall be deemed delivered when dispatched to the stockholder's address, telephone number or other number appearing on the stock transfer records of the corporation.

        2.5 BUSINESS FOR STOCKHOLDER'S MEETINGS

            2.5.1 BUSINESS AT ANNUAL MEETINGS

                  (a) No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the Board (or any duly authorized committee thereof) or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.5.1 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in this Section 2.5.1.

                  (b) In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                  (c) To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the anniversary of the mailing date of the Corporation's proxy materials for the immediately preceding annual meeting of stockholders; provided, however that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date of such meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth
(10th) day following the day on which notice of the date of the annual meeting was mailed to stockholders or public disclosure of the date of the annual meeting was made, whichever first occurs.

                  (d) To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, (iv) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                  (e) Once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.5.1 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

            2.5.2 BUSINESS AT SPECIAL MEETINGS

            At any special meeting of the stockholders, only such business as is specified in the notice of such special meeting given by or at the direction of the person or persons calling such meeting, in accordance with subsection 2.4 hereof, shall come before such meeting.

            2.5.3 NOTICE TO CORPORATION

            Any written notice required to be delivered by a stockholder to the corporation pursuant to subsection 2.4, subsection 2.5.1 or subsection 2.5.2 hereof must be given, either by personal delivery or by registered or certified mail, postage prepaid, to the Secretary at the corporation's executive offices in the City of Redmond, State of Washington.

        2.6 WAIVER OF NOTICE

            2.6.1 WAIVER IN WRITING

            Whenever any notice is required to be given to any stockholder under the provisions of these By-laws, the Certificate of Incorporation or the General Corporation Law of the State of Delaware, as now or hereafter amended (the "DGCL"), a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

            2.6.2 WAIVER BY ATTENDANCE

            The attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

        2.7 FIXING OF RECORD DATE FOR DETERMINING STOCKHOLDERS

            2.7.1 MEETINGS

            For the purpose of determining stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (or the maximum number permitted by applicable law) nor less than ten days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of and to vote at the meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

            2.7.2 CONSENT TO CORPORATE ACTION WITHOUT A MEETING

            For the purpose of determining stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (or the maximum number permitted by applicable law) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by Chapter 1 of the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by Chapter 1 of the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

            2.7.3 DIVIDENDS, DISTRIBUTIONS AND OTHER RIGHTS

            For the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (or the maximum number permitted by applicable law) days prior to such action.

If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

        2.8 VOTING LIST

        At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, shall be made, arranged in alphabetical order, with the address of and number of shares held by each stockholder. This list shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. This list shall also be produced and kept at such meeting for inspection by any stockholder who is present.

        2.9 QUORUM

        One-half of the outstanding shares of the corporation entitled to vote, present in person or represented by proxy at the meeting, shall constitute a quorum at a meeting of the stockholders; provided, that where a separate vote by a class or classes is required, one-half of the outstanding shares of such class or classes, present in person or represented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to that vote on that matter. In the absence of a quorum, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

        2.10 MANNER OF ACTING

        In all matters other than the election of Directors, if a quorum is present, the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number is required by these By-laws, the Certificate of Incorporation or the DGCL. Where a separate vote by a class or classes is required, if a quorum of such class or classes is present, the affirmative vote of the majority of outstanding shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class or classes. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors.

        2.11 PROXIES

            2.11.1 APPOINTMENT

            Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy. Such authorization may be accomplished by (a) the stockholder or such stockholder's authorized officer, director, employee or agent executing a writing or causing his or her signature to be affixed to such writing by any reasonable means, including facsimile signature or (b) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the intended holder of the proxy or to a proxy solicitation firm, proxy support service or similar agent duly authorized by the intended proxy holder to receive such transmission; provided, that any such telegram, cablegram or other electronic transmission must either set forth or be accompanied by information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission by which a stockholder has authorized another person to act as proxy for such stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

            2.11.2 DELIVERY TO CORPORATION; DURATION

            A proxy shall be filed with the Secretary before or at the time of the meeting or the delivery to the corporation of the consent to corporate action in writing. A proxy shall become invalid three years after the date of its execution unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the Secretary of the meeting prior to the voting of the proxy.

        2.12 VOTING OF SHARES

        Each outstanding share entitled to vote with respect to the subject matter of an issue submitted to a meeting of stockholders shall be entitled to one vote upon each such issue.

        2.13 VOTING FOR DIRECTORS

        Each stockholder entitled to vote at an election of Directors may vote, in person or by proxy, the number of shares owned by such stockholder for as many persons as there are Directors to be elected and for whose election such stockholder has a right to vote.

        2.14 ACTION BY STOCKHOLDERS WITHOUT A MEETING

        Any action which could be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall (a) be signed by all stockholders entitled to vote with respect to the subject matter thereof (as determined in accordance with subsection 2.6.2 hereof) and (b) be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the records of proceedings of meetings of stockholders. Delivery made to the corporation's registered office shall be by hand or by certified mail or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless written consents signed by all stockholders entitled to vote with respect to the subject matter thereof are delivered to the corporation, in the manner required by this Section, within sixty days of the earliest dated consent delivered to the corporation in the manner required by this Section. The validity of any consent executed by a proxy for a stockholder pursuant to a telegram, cablegram or other means of electronic transmission transmitted to such proxy holder by or upon the authorization of the stockholder shall be determined by or at the direction of the Secretary. A written record of the information upon which the person making such determination relied shall be made and kept in the records of the proceedings of the stockholders. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the stockholders.

        2.15 INSPECTORS OF ELECTION

            2.15.1 APPOINTMENT

            In advance of any meeting of stockholders, the Board shall appoint one or more persons to act as inspectors of election at such meeting and to make a written report thereof. The Board may designate one or more persons to serve as alternate inspectors to serve in place of any inspector who is unable or fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of such meeting shall appoint one or more persons to act as inspector of elections at such meeting.

            2.15.2 DUTIES

            The inspectors shall:

                  (a) ascertain the number of shares of the corporation outstanding and the voting power of each such share;

                  (b) determine the shares represented at the meeting and the validity of proxies and ballots;

                  (c) count all votes and ballots;

                  (d) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by them; and

                  (e) certify their determination of the number of shares represented at the meeting and their count of the votes and ballots.

The validity of any proxy or ballot shall be determined by the inspectors of election in accordance with the applicable provisions of the General Corporation Law of Delaware as then in effect. In determining the validity of any proxy transmitted by telegram, cablegram or other electronic transmission, the inspectors shall record in writing the information upon which they relied in making such determination. Each inspector of elections shall, before entering upon the discharge of his or her duties, take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors of election may appoint or retain other persons or entities to assist them in the performance of their duties.

SECTION 3. BOARD OF DIRECTORS

        3.1 GENERAL POWERS

        The business and affairs of the corporation shall be managed by the Board.

        3.2 NUMBER, TENURE AND QUALIFICATIONS

            3.2.1 NUMBER

            The Board shall be composed of not less than six nor more than nine Directors, the specific number to be set by resolution of the Board, but by a vote of a majority of the entire Board, the number thereof may be increased without limit, or decreased to not less than one, by amendment of this Section 3.2, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

            3.2.2 TENURE

            Unless a Director dies, resigns, or is removed, he or she shall hold office until the next annual meeting of stockholders or until his or her successor is elected, whichever is later.

            3.2.3 QUALIFICATIONS

            Directors need not be stockholders of the corporation or residents of the State of Delaware. No person shall be eligible for election or reelection as a Director of the corporation if he or she has attained the age of 72 years.

        3.3 NOMINATION AND ELECTION.

            3.3.1 NOMINATION

                  (a) Only persons who are nominated in accordance with the procedures in this Section 3.3.1 shall be eligible for election as Directors of the Corporation. Nominations of persons for election to the Board may be made at any annual meeting of stockholders (i) by or at the direction of the Board (or any duly authorized committee thereof) or (ii) by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.3.1 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in this Section 3.3.1.

                  (b) In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                  (c) To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (i) with respect to an election to be held at an annual meeting of the stockholders, not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the anniversary of the mailing date of the Corporation's proxy materials for the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date of such meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth
(10th) day following the day on which notice of the date of the annual meeting was mailed to stockholders or public disclosure of the date of the annual meeting was made, whichever first occurs and (ii) with respect to an election to be held at a special meeting of the stockholders for the election of Directors, the close of business on the seventh business day following the date on which notice of such meeting is first given to stockholders.

                  (d) To be in proper written form, a stockholder's notice to the Secretary must be set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of the record by such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving notice (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as director if elected.

                  (e) If the chairman of the annual or special meeting, as the case may be, determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

            3.3.2 ELECTION

            At each election of Directors the persons receiving the greatest number of votes, up to the number of Directors to be elected, shall be the Directors.

        3.4 ANNUAL AND REGULAR MEETINGS

        An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of stockholders. The Board or any committee designated by the Board may from time to time specify the time and place either within or without the State of Delaware for holding regular meetings thereof. Notice of regular meetings need not be given.

        3.5 SPECIAL MEETINGS

        Special meetings of the Board or any committee appointed by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any three (3) Directors and, in the case of any special meeting of any committee appointed by the Board, by the Chairman thereof. The person or persons authorized to call special meetings may fix any place either within or without the State of Delaware as the place for holding any special meeting called by them.

        3.6 MEETINGS BY TELEPHONE

        Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting.

        3.7 NOTICE OF SPECIAL MEETINGS

        Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally by telephone or in person. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.

            3.7.1 PERSONAL DELIVERY

            If notice is given by personal delivery, the notice shall be effective if delivered to a Director at least one day before the meeting.

            3.7.2 DELIVERY BY MAIL

            If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail properly addressed to a Director at his or her address shown on the records of the corporation with postage prepaid at least five days before the meeting.

            3.7.3 DELIVERY BY PRIVATE CARRIER

            If notice is given by private carrier, the notice shall be deemed effective when dispatched to a Director at his or her address shown on the records of the corporation at least two days before the meeting.

            3.7.4 FACSIMILE NOTICE

            If notice is delivered by wire or wireless equipment which transmits a facsimile of the notice, the notice shall be deemed effective when dispatched at least one day before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.

            3.7.5 DELIVERY BY TELEGRAPH

            If notice is delivered by telegraph, the notice shall be deemed effective if the content thereof is delivered to the telegraph company at least one day before the meeting for delivery to a Director at his or her address shown on the records of the corporation.

            3.7.6 ORAL NOTICE

            If notice is delivered orally, by telephone or in person, the notice shall be deemed effective if personally given to the Director at least one day before the meeting.

        3.8 WAIVER OF NOTICE

            3.8.1 IN WRITING

            Whenever any notice is required to be given to any Director under the provisions of these By-laws, the Certificate of Incorporation or the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board or any committee appointed by the Board need be specified in the waiver of notice of such meeting.

            3.8.2 BY ATTENDANCE

            The attendance of a Director at a Board or committee meeting shall constitute a waiver of notice of such meeting, except when a Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

        3.9 QUORUM

        A majority of the total number of Directors fixed by or in the manner provided in these By-laws or, if vacancies exist on the Board, a majority of the total number of Directors then serving on the Board, provided, however, that such number may be not less than one-third of the total number of Directors fixed by or in the manner provided in these By-laws, shall constitute a quorum for the transaction of business at any Board meeting. If less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

        3.10 MANNER OF ACTING

        The act of the majority of the Directors present at a Board or committee meeting at which there is a quorum shall be the act of the Board or committee, unless the vote of a greater number is required by these By-laws, the Certificate of Incorporation or the DGCL.

        3.11 PRESUMPTION OF ASSENT

        A Director of the corporation present at a Board or committee meeting at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting, or unless such Director files a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or forwards such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. A Director who voted in favor of such action may not dissent.

        3.12 ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING

        Any action which could be taken at a meeting of the Board or of any committee appointed by the Board may be taken without a meeting if a written consent setting forth the action so taken is signed by each of the Directors or by each committee member. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

        3.13 RESIGNATION

        Any Director may resign at any time by delivering written notice to the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        3.14 REMOVAL

        At a meeting of stockholders called expressly for that purpose, one or more members of the Board (including the entire Board) may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of Directors.

        3.15 VACANCIES

        Any vacancy occurring on the Board may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board. A Director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of Directors may be filled by the Board for the unexpired term.

        3.16 EXECUTIVE AND OTHER COMMITTEES

            3.16.1 CREATION AND AUTHORITY OF COMMITTEES

            The Board may, by resolution passed by a majority of the number of Directors fixed by or in the manner provided in these By-laws, appoint standing or temporary committees, including an Executive Committee, each committee to consist of two or more Directors of the corporation. The Board may designate two or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board establishing such committee or as otherwise provided in these By-laws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which require it; but no such committee shall have the power or authority in reference to (a) amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the DGCL, fix the designations, preferences or rights of such shares to the extent permitted under
Section 141 of the DGCL), (b) adopting an agreement of merger or consolidation under Sections 251 or 252 of the DGCL, (c) recommending to the stockholders the sale, lease or exchange or other disposition of all or substantially all of the property and assets of the corporation, (d) recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (e) amending these By-laws; and, unless expressly provided by resolution of the Board, no such committee shall have the power or authority to declare a dividend to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the DGCL.

            3.16.2 MINUTES OF MEETINGS

            All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

            3.16.3 QUORUM AND MANNER OF ACTING

            A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the meeting from time to time without further notice. The act of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of such committee.

            3.16.4 RESIGNATION

            Any member of any committee may resign at any time by delivering written notice thereof to the Chairman of the Board, the President, the Secretary, the Board or the Chairman of such committee. Any such resignation shall take effect at the time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

            3.16.5 REMOVAL

            The Board may remove from office any member of any committee elected or appointed by it or by an Executive Committee, but only by the affirmative vote of not less than a majority of the number of Directors fixed by or in the manner provided in these By-laws.

            3.16.6 AUDIT COMMITTEE

            In addition to any committees appointed pursuant to this subsection 3.16, there shall be an Audit Committee, appointed annually by the Board, consisting of at least two Directors who are not members of management. It shall be the responsibility of the Audit Committee to review the scope and results of the annual independent audit of books and records of the corporation, to review the accounting principles, policies and practices of the corporation and to discharge such other responsibilities as may from time to time be assigned to it by the Board. The Audit Committee shall meet at such times and places as the members deem advisable, and shall make such recommendations to the Board as they consider appropriate.

            3.16.7 COMPENSATION COMMITTEE

            The Board may, in its discretion, designate a Compensation Committee consisting of not less than two Directors as it may from time to time determine. The duties of the Compensation Committee shall consist of the following: (a) to establish and review periodically, but not less than annually, the compensation of the officers of the corporation and to make recommendations concerning such compensation to the Board; (b) to create, adopt or amend any pension, profit-sharing or savings plan or program of the corporation, or any long-term executive compensation plan or program or similar program or plan of the corporation; (c) to carry out the duties assigned to the Compensation Committee under any stock option plan or other plan approved by the corporation; (d) to consult with the President concerning any compensation matters deemed appropriate by the President or the Compensation Committee; and (e) to perform such other duties as shall be assigned to the Compensation Committee by the Board.

        3.17 COMPENSATION

        By Board resolution, Directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefor.

SECTION 4. OFFICERS

        4.1 NUMBER

        The officers of the corporation shall be a President and a Secretary, each of whom shall be elected by the Board. One or more Vice Presidents (including Executive and Senior Vice Presidents), a Treasurer and such other officers and assistant officers, including a Chairman of the Board, may be elected or appointed by the Board, such officers and assistant officers to hold office for such period, have such authority and perform such duties as are provided in these By-laws or as may be provided by resolution of the Board. Any officer may be assigned by the Board any additional title that the Board deems appropriate. The Board may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person.

        4.2 ELECTION AND TERM OF OFFICE

        The officers of the corporation shall be elected annually by the Board at the Board meeting held after the annual meeting of the stockholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as a Board meeting conveniently may be held. Unless an officer dies, resigns or is removed from office, he or she shall hold office until the next annual meeting of the Board or until his or her successor is elected.

        4.3 RESIGNATION

        Any officer may resign at any time by delivering written notice to the Chairman of the Board, the President, a Vice President, the Secretary or the Board. Any such resignation shall take effect at the time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        4.4 REMOVAL

        Any officer or agent elected or appointed by the Board may be removed by the Board with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

        4.5 VACANCIES

        A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board for the unexpired portion of the term, or for a new term established by the Board.

        4.6 CHAIRMAN OF THE BOARD

        The Chairman of the Board shall be the chief executive officer of the corporation unless some other officer is so designated by the Board, shall preside over meetings of the Board and stockholders and shall supervise and control all of the assets, business and affairs of the corporation and shall have the direction of all other officers, employees and agents. The Chairman of the Board may sign, with the Secretary or an Assistant Secretary or with the Treasurer or an Assistant Treasurer, certificates for shares of the corporation, deeds, mortgages, bonds, contracts or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these By-laws to some other officer or agent of the corporation or are required by law to be otherwise signed or executed by some other officer or in some other manner. In general, the Chairman of the Board shall perform all duties incident to the office of the chief executive officer of a corporation and such other duties as are prescribed by the Board from time to time. The Chairman of the Board may delegate such duties to the other officers of the corporation as he deems appropriate.

        4.7 PRESIDENT

        The President shall be the chief operating officer of the corporation unless some other officer is so designated by the Board. The President may sign, with the Secretary or any Assistant Secretary or with the Treasurer or an Assistant Treasurer, certificates for shares of the corporation. The President shall have, to the extent authorized by the Chairman of the Board or the Board, the same powers as the Chairman of the Board to sign deeds, mortgages, bonds, contracts or other instruments. The President shall perform such other duties as from time to time may be assigned to him or her by the Chairman of the Board or by the Board.

        4.8 VICE PRESIDENT

        Any Vice President may sign, with the Secretary or any Assistant Secretary or with the Treasurer or any Assistant Treasurer, certificates for shares of the corporation. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the Chairman of the Board, the President or the Board.

        4.9 SECRETARY

        The Secretary shall be responsible for preparation of minutes of meetings of the Board and stockholders, maintenance of the corporation's records and stock registers, and authentication of the corporation's records and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

        4.10 TREASURER

        The Treasurer, if one is elected, shall have charge and custody of and be responsible for all funds and securities of the corporation.

SECTION 5. CONTRACTS, LOANS, CHECKS AND DEPOSITS

        5.1 CONTRACTS

        The Board may authorize any officer or officers, employee or employees, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation and may authorize such officers, employees and agents to delegate such power (including power to redelegate) by written instrument to other officers, employees or agents of the corporation. Such authority may be general or confined to specific instances.

        5.2 LOANS TO THE CORPORATION

        No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

        5.3 CHECKS, DRAFTS, ETC.

        All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

        5.4 DEPOSITS

        All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.

SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

        6.1 ISSUANCE OF SHARES

        No shares of the corporation shall be issued unless authorized by the Board, which authorization shall include the maximum number of shares to be issued and the consideration to be received for each share.

        6.2 CERTIFICATES FOR SHARES

        Certificates representing shares of the corporation shall be signed by the Chairman of the Board or a Vice Chairman of the Board, if any, or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, any of whose signatures may be a facsimile. The Board may in its discretion appoint responsible banks or trust companies from time to time to act as transfer agents and registrars of the stock of the corporation; and, when such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person was such officer, transfer agent or registrar at the date of issue. All certificates shall include on their face written notice of any restrictions which may be imposed on the transferability of such shares and shall be consecutively numbered or otherwise identified.

        6.3 STOCK RECORDS

        The stock transfer books shall be kept at the registered office or principal place of business of the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

        6.4 TRANSFER OF SHARES

        The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and cancelled.

        6.5 LOST OR DESTROYED CERTIFICATES

        In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe.

SECTION 7. BOOKS AND RECORDS

        The corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its stockholders and Board and such other records as may be necessary or advisable.

SECTION 8. ACCOUNTING YEAR

        The accounting year of the corporation shall end each year on December 31, provided that if, at any time, a different accounting year is at any time selected for purposes of federal income tax purposes, the accounting year, for tax purposes, shall be the year so selected.

SECTION 9. SEAL

        The seal of the corporation, if any, shall consist of the name of the corporation, the state of its incorporation and the year of its incorporation.

SECTION 10. INDEMNIFICATION

        10.1 RIGHT TO INDEMNIFICATION

        The corporation shall to the fullest extent permitted by applicable law, as the same exists or may hereafter be enacted, adopted or amended (but, in the case of any such enactment, adoption or amendment, only to the extent that such enactment, adoption or amendment permits the corporation to provide broader indemnification rights than permitted prior thereto) indemnify any person (the "indemnitee") who was or is involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including without limitation, any action, suit or proceeding by or in the right of the corporation to procure a judgment in its favor) (a "Proceeding") by reason of the fact that he is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Director, officer or employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), whether the basis of such proceeding is alleged action in an official capacity as such a Director, officer, employee or agent or in any other capacity while serving as such a Director, officer, employee or agent, against all expenses (including attorneys' fees), liabilities, losses, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement actually and reasonably incurred or suffered by him in connection with such Proceeding. Such indemnification shall be a contract right and shall include the right to receive payment in advance of any expenses incurred by the indemnitee in connection with such Proceeding, consistent with the provisions of applicable law as then in effect.

        10.2 INSURANCE, CONTRACTS AND FUNDING

        The corporation may purchase and maintain insurance to protect itself and any indemnitee against any expenses, liabilities, losses, judgments, fines and amounts paid in settlement as specified in subsection 10.1 of this Section 10 or incurred by any indemnitee in connection with any Proceeding referred to in subsection 10.1 of this Section 10, whether or not the corporation would have the power to indemnify such person against such expenses, liabilities or losses under applicable law as then in effect. The corporation may enter into contracts with any director, officer, employee or agent of the corporation in furtherance of the provisions of this Section 10 and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section 10.

        10.3 INDEMNIFICATION; NOT EXCLUSIVE RIGHT

        The right of indemnification and to the advancement of expenses provided in this Section 10 shall not be exclusive of any other rights which any person may have or hereafter acquire under any statute, agreement, vote of stockholders or disinterested Directors, provisions of the Certificate of Incorporation or By-laws of the corporation or otherwise, and the provisions of this Section 10 shall inure to the benefit of the heirs, executors, administrators and legal representatives of any person entitled to indemnity under this Section 10 and shall be applicable to Proceedings commenced or continuing after the adoption of this Section 10, whether arising from acts or omissions occurring before or after such adoption. Notwithstanding any amendment to or repeal of this Section 10, any indemnitee shall be entitled to indemnification in accordance with the provisions hereof with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

        10.4 ADVANCEMENT OF EXPENSES; PROCEDURES; PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS; REMEDIES

        In furtherance, but not in limitation of the foregoing provisions, the following procedures, presumptions and remedies shall apply with respect to advancement of expenses and the right to indemnification under this Section 10:

        All reasonable expenses incurred by or on behalf of the indemnitee in connection with any Proceeding shall be advanced to the indemnitee by the corporation within 20 days after the receipt by the corporation of a statement or statements from the indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the expenses incurred by the indemnitee and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the indemnitee to repay the amounts advanced if it should ultimately be determined that the indemnitee is not entitled to be indemnified against such expenses pursuant to this Section 10.

        To obtain indemnification under this Section 10, an indemnitee shall submit to the Secretary of the corporation a written request, including such documentation and information as is reasonably available to the indemnitee and reasonably necessary to determine whether and to what extent the indemnitee is entitled to indemnification (the "Supporting Documentation"). The determination of the indemnitee's entitlement to indemnification shall be made not later than sixty days after receipt by the corporation of the written request for indemnification together with the Supporting Documentation. The Secretary of the corporation shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that the indemnitee has requested indemnification. The indemnitee's entitlement to indemnification under this Section 10 shall be determined in one of the following ways: (a) by a majority vote of the Disinterested Directors (as hereinafter defined), if they constitute a quorum of the Board; (b) by a written opinion of Independent Counsel (as hereinafter defined) if (x) a Change in Control (as hereinafter defined) shall have occurred and the indemnitee so requests or (y) a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, a majority of such Disinterested Directors so directs; (c) by the stockholders of the corporation (but only if a majority of the Disinterested Directors, if they constitute a quorum of the Board, presents the issue of entitlement to indemnification to the stockholders for their determination); or
(d) as provided in this subsection 10.4.

        In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to this subsection 10.4, a majority of the Disinterested Directors shall select the Independent Counsel, but only an Independent Counsel to which the indemnitee does not reasonably object; provided, however, that if a Change in Control shall have occurred, the indemnitee shall select such Independent Counsel, but only an Independent Counsel to which the Board does not reasonably object. Except as otherwise expressly provided in this Section 10, the indemnitee shall be presumed to be entitled to indemnification under this Section 10 upon submission of a request for indemnification together with the Supporting Documentation in accordance with this subsection 10.4, and thereafter the corporation shall have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons empowered under this subsection 10.4 to determine entitlement to indemnification shall not have been appointed or shall not have made a determination within 60 days after receipt by the corporation of the request therefor, together with the Supporting Documentation, the indemnitee shall be deemed to be entitled to indemnification and the indemnitee shall be entitled to such indemnification unless (a) the indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (b) such indemnification is prohibited by law. The termination of any proceeding described in subsection 10.1 hereof, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of the indemnitee to indemnification or create a presumption that the indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation or, with respect to any criminal Proceeding, that the indemnitee had reasonable cause to believe that his conduct was unlawful.

        In the event that a determination is made pursuant to this subsection
10.4 that the indemnitee is not entitled to indemnification under this Section 10, (a) the indemnitee shall be entitled to seek an adjudication of his entitlement to such indemnification either, at the indemnitee's sole option, in
(x) an appropriate court of the State of Delaware or any other court of competent jurisdiction or (y) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association; (b) any such judicial proceeding or arbitration shall be de novo and the indemnitee shall not be prejudiced by reason of such adverse determination; and (c) in any such judicial proceeding or arbitration, the corporation shall have the burden of proving that the indemnitee is not entitled to indemnification under this
Section 10. Neither the failure of the corporation (including its Board, Independent Counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances nor an actual determination by the corporation (including its Board, Independent Counsel or its stockholders) that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

        If a determination shall have been made or deemed to have been made, pursuant to this Section 10, that the indemnitee is entitled to indemnification, the corporation shall be obligated


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to pay the amounts constituting such indemnification within five days after such determination has been made or deemed to have been made and shall be conclusively bound by such determination unless (a) the indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (b) such indemnification is prohibited by law. In the event that (c) advancement of expenses is not timely made pursuant to this Section 10 or (d) payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to this Section 10, the indemnitee shall be entitled to seek judicial enforcement of the corporation's obligation to pay to the indemnitee such advancement of expenses or indemnification. Notwithstanding the foregoing, the corporation may bring an action, in an appropriate court in the State of Delaware or any other court of competent jurisdiction, contesting the right of the indemnitee to receive indemnification hereunder due to the occurrence of an event described in subclause (a) or (b) of this paragraph (a "Disqualifying Event"); provided, however, that in any such action the corporation shall have the burden of proving the occurrence of such Disqualifying Event.

        The corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 10 that the procedures and presumptions of this Section 10 are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the corporation is bound by all the provisions of this Section 10.

        In the event that the indemnitee, pursuant to this Section 10, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Section 10, the indemnitee shall be entitled to recover from the corporation, and shall be indemnified by the corporation against, any expenses actually and reasonably incurred by him if the indemnitee prevails in such judicial adjudication or arbitration. If it shall be determined in such judicial adjudication or arbitration that the indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by the indemnitee in connection with such judicial adjudication or arbitration shall be prorated accordingly.

        10.5 INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION

        The corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees or agents or groups of employees or agents of the corporation with the same scope and effect as the provisions of this Section 10 with respect to the indemnification and advancement of expenses of Directors and officers of the corporation; provided, however, that an undertaking shall be made by an employee or agent only if required by the Board.

        10.6 PERSONS SERVING OTHER ENTITIES

        Without limiting any other provision of this Section 10, any person who is or was a Director, officer or employee of the corporation who is or was serving as a Director, officer or employee of another corporation of which a majority of the shares entitled to vote in the election of its Directors is held by the corporation shall be deemed to be so serving at the request of the corporation and entitled to indemnification and advancement of expenses under subsection 10.1 hereof.

        10.7 DEFINITIONS

        "Change of Control" means a change in control of the corporation of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the corporation is then subject to such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the corporation representing 20% or more of the combined voting power of the corporation's then outstanding securities without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such acquisition; (b) the corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

        "Disinterested Director" means a director of the corporation who is not or was not a party to the proceeding in respect of which indemnification is sought by the indemnitee.

        "Independent Counsel" means a law firm or a member of a law firm that neither presently is, nor in the past five years has been, retained to represent
(i) the corporation or the indemnitee in any matter material to either such party or (ii) any other party to the proceeding giving rise to a claim for indemnification under this Section 10. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under applicable standards of professional conduct then prevailing under the law of the State of Delaware, would have a conflict of interest in representing either the corporation or the indemnitee in an action to determine the indemnitee's rights under this Section 10.

        10.8 SEVERABILITY

        If any provision or provisions of this Section 10 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Section 10 (including, without limitation, all portions of any paragraph of this Section 10 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 10 (including, without limitation, all portions of any paragraph of this Section 10 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

SECTION 11. AMENDMENTS

        These By-laws may be amended or repealed and new By-laws may be adopted by the Board. The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of all the shares of all classes of capital stock of the corporation then entitled to vote generally in the election of directors shall be required to amend, repeal or adopt any provision in these By-laws including this Section 11. All By-laws made by the Board may be amended or repealed by the stockholders.

The foregoing By-laws were adopted by the Board of Directors on October 29, 1993 and amended on July 22, 1994, February 17, 1995, July 28, 1995, October 30, 1998, February 26, 1999, May 2, 2000 and January 31, 2002.


Secretary